CUSIP NO. G93447103             Schedule 13G                       Page 28 of 32

                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 11th, 2005

                                    THE VARDE FUND, L.P.


                                    By: Varde Partners, L.P.,
                                        its general partner


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director

CUSIP NO. G93447103             Schedule 13G                       Page 29 of 32


                                    THE VARDE FUND V, L.P.


                                    By: Varde Fund V GP, LLC,
                                        its general partner


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    THE VARDE FUND VI, L.P.


                                    By: Varde Fund VI GP, LLC,
                                        its general partner


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director

CUSIP NO. G93447103             Schedule 13G                       Page 30 of 32


                                    VARDE INVESTMENT PARTNERS, L.P.


                                    By: Varde Investment Partners G.P., LLC,
                                        its general partner


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    THE VARDE SELECT FUND, L.P.


                                    By: Varde Partners, L.P.,
                                        its general partner


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    THE VARDE FUND (CAYMAN) LIMITED


                                    By: Varde Management International, Inc.,
                                        its manager


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director

CUSIP NO. G93447103             Schedule 13G                       Page 31 of 32


                                    THE VARDE FUND V GP, LLC


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    THE VARDE FUND VI GP, LLC


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    VARDE INVESTMENT PARTNERS G.P., LLC


                                    By: Varde Partners, L.P.,
                                        its managing member


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director

CUSIP NO. G93447103             Schedule 13G                       Page 32 of 32


                                    VARDE PARTNERS, L.P.


                                    By: Varde Partners, Inc.,
                                        its general partner


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    VARDE PARTNERS, INC.


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Managing Director



                                    VARDE MANAGEMENT INTERNATIONAL, INC.


                                    By: /s/ George G. Hicks
                                        ---------------------------------------
                                        Name:   George G. Hicks
                                        Title:  Vice President


                                        /s/ George G. Hicks
                                        ---------------------------------------
                                        George G. Hicks


                                        /s/ Gregory S. McMillan
                                        ---------------------------------------
                                        Gregory S. McMillan


                                        /s/ Marcia L. Page
                                        ---------------------------------------
                                        Marcia L. Page